UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2018

ULTRAGENYX PHARMACEUTICAL INC.

(Exact name of registrant as specified in charter)

Delaware	001-36276	27-2546083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 483-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 22, 2018, Ultragenyx Pharmaceutical Inc. (the “Company”) sent a blackout trading restriction notice to its directors and executive officers (the “Notice”) informing them that they will be prohibited from engaging in certain transactions involving the Company’s common stock during a blackout period (the “Blackout Period”) imposed on participants in the Ultragenyx Pharmaceutical Inc. 401(k) Plan and Trust (the “Plan”). The Notice stated that the Blackout Period will begin on August 24, 2018 at 4PM ET/1PM PT and is expected to end during the week of September 30, 2018. The actual end date of the Blackout Period will depend upon the timing and finalization of the transition described below.

The reason for the Blackout Period is to transition the Plan to a new record keeper (the “Transition”), who will serve as the record keeper, custodian, and trustee of the Plan. During the Blackout Period, participants will not be able to change deferral elections, change investment options or request a loan or distribution.

During the Blackout Period, subject to limited exceptions, directors and executive officers will be prohibited from, directly or indirectly, purchasing, selling, or otherwise acquiring or transferring equity securities of the Company (including common stock and derivative securities pertaining to such stock) acquired in connection with their service as a director or employment as an executive officer of the Company.

The Company received notice of the Blackout Period on August 22, 2018.

During the Blackout Period and for a period of two years thereafter, security holders and other interested persons may obtain, without charge, information regarding the Blackout Period (including the actual dates of the Blackout Period) by contacting Karah Parschauer, Executive Vice President, General Counsel, Ultragenyx Pharmaceutical Inc., 60 Leveroni Court, Novato, California 94949, or by telephone at (415) 483-8800.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2018	Ultragenyx Pharmaceutical Inc.

	By:	/s/ Karah Parschauer
Karah Parschauer
Executive Vice President, General Counsel